UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):      February 20, 2007
ART TECHNOLOGY GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26679 (Commission File Number)	04-3141918 (IRS Employer Identification No.)

One Main Street, Cambridge, Massachusetts (Address of Principal Executive Offices)	02142 (Zip Code)
Registrant’s telephone number, including area code:      (617) 386-1000

(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     As previously announced, we are scheduled to make a presentation today at the Roth Capital Partners Conference. At the conference, our chief executive officer and our chief financial officer will provide insight about our business strategy and recent financial results, including additional detail about our financial guidance. A copy of the slides to be presented at the conference are attached as exhibit 99.1 to this current report on form 8-K and incorporated herein by reference. Our presentation will be at 8:00 a.m. pacific time/11:00 a.m. eastern time and will be webcast live over the Internet. Interested parties may access the live and archived presentation by visiting the “For Investors” section of our website at www.atg.com.
     The information contained in Item 7.01 of this report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statement and Exhibits.
     (d) Exhibits.

Number	Title

99.1	Slides to be presented at the Roth Capital Partners Conference on February 20, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ART TECHNOLOGY GROUP, INC.
Date: February 20, 2007	By:	/s/ Julie M.B. Bradley
Julie M.B. Bradley
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title

99.1	Slides to be presented at the Roth Capital Partners Conference on February 20, 2007.